Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
First Quarter 2022
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2022 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2022 Q1 vs.
(Dollars in millions, except per share data and as noted)	2022	2021	2021	2021	2021	2021	2021
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Income Statement
Net interest income	$6,397	$6,450	$6,156	$5,743	$5,822	(1)%	10%
Non-interest income	1,776	1,668	1,674	1,631	1,291	6	38
Total net revenue(1)	8,173	8,118	7,830	7,374	7,113	1	15
Provision (benefit) for credit losses	677	381	(342)	(1,160)	(823)	78	**
Non-interest expense:
Marketing	918	999	751	620	501	(8)	83
Operating expense	3,633	3,679	3,435	3,346	3,239	(1)	12
Total non-interest expense	4,551	4,678	4,186	3,966	3,740	(3)	22
Income from continuing operations before income taxes	2,945	3,059	3,986	4,568	4,196	(4)	(30)
Income tax provision	542	633	882	1,031	869	(14)	(38)
Income from continuing operations, net of tax	2,403	2,426	3,104	3,537	3,327	(1)	(28)
Loss from discontinued operations, net of tax	—	(1)	—	(1)	(2)	**	**
Net income	2,403	2,425	3,104	3,536	3,325	(1)	(28)
Dividends and undistributed earnings allocated to participating securities(2)	(28)	(21)	(26)	(30)	(28)	33	—
Preferred stock dividends	(57)	(74)	(79)	(60)	(61)	(23)	(7)
Issuance cost for redeemed preferred stock(3)	—	(34)	(12)	—	—	**	—
Net income available to common stockholders	$2,318	$2,296	$2,987	$3,446	$3,236	1	(28)
Common Share Statistics
Basic earnings per common share:(2)
Net income from continuing operations	$5.65	$5.43	$6.81	$7.65	$7.06	4%	(20)%
Net income per basic common share	$5.65	$5.43	$6.81	$7.65	$7.06	4	(20)
Diluted earnings per common share:(2)
Net income from continuing operations	$5.62	$5.41	$6.78	$7.62	$7.03	4%	(20)%
Net income per diluted common share	$5.62	$5.41	$6.78	$7.62	$7.03	4	(20)
Weighted-average common shares outstanding (in millions):
Basic	410.4	422.5	438.8	450.6	458.6	(3)%	(11)%
Diluted	412.2	424.3	440.5	452.3	460.1	(3)	(10)
Common shares outstanding (period-end, in millions)	399.0	413.9	430.4	446.1	456.8	(4)	(13)
Dividends declared and paid per common share	$0.60	$0.60	$1.20	$0.40	$0.40	—	50
Tangible book value per common share (period-end)(4)	91.77	99.74	99.60	97.20	90.96	(8)	1

						2022 Q1 vs.
(Dollars in millions)	2022	2021	2021	2021	2021	2021	2021
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Balance Sheet (Period-End)
Loans held for investment	$280,466	$277,340	$261,390	$249,597	$243,131	1%	15%
Interest-earning assets	398,241	397,341	387,208	387,295	392,485	—	1
Total assets	434,195	432,381	425,377	423,420	425,175	—	2
Interest-bearing deposits	275,648	272,937	269,134	271,314	276,325	1	—
Total deposits	313,429	310,980	305,938	306,308	310,328	1	1
Borrowings	45,358	43,086	37,501	36,343	38,450	5	18
Common equity	51,499	56,184	57,632	58,136	56,341	(8)	(9)
Total stockholders’ equity	56,345	61,029	63,544	64,624	61,188	(8)	(8)
Balance Sheet (Average Balances)
Loans held for investment	$275,342	$267,159	$253,101	$246,463	$243,937	3%	13%
Interest-earning assets	394,082	390,868	387,766	390,129	388,572	1	1
Total assets	430,372	427,845	424,506	424,099	421,808	1	2
Interest-bearing deposits	271,823	269,951	269,278	273,476	273,358	1	(1)
Total deposits	309,597	307,272	305,035	308,217	305,056	1	1
Borrowings	42,277	39,943	37,464	37,054	39,911	6	6
Common equity	54,591	56,946	58,230	56,885	55,775	(4)	(2)
Total stockholders’ equity	59,437	62,498	64,682	62,376	60,623	(5)	(2)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2022 Q1 vs.
(Dollars in millions, except as noted)	2022	2021	2021	2021	2021	2021		2021
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Performance Metrics
Net interest income growth (period over period)	(1)%	5%	7%	(1)%	(1)%	**		**
Non-interest income growth (period over period)	6	—	3	26	(12)	**		**
Total net revenue growth (period over period)	1	4	6	4	(3)	**		**
Total net revenue margin(5)	8.30	8.31	8.08	7.56	7.32	(1)	bps	98	bps
Net interest margin(6)	6.49	6.60	6.35	5.89	5.99	(11)		50
Return on average assets	2.23	2.27	2.92	3.34	3.16	(4)		(93)
Return on average tangible assets(7)	2.31	2.35	3.03	3.46	3.27	(4)		(96)
Return on average common equity(8)	16.98	16.13	20.52	24.24	23.22	85		(6)%
Return on average tangible common equity(9)	23.36	21.82	27.50	32.75	31.61	154		(8)
Non-interest expense as a percentage of average loans held for investment	6.61	7.00	6.62	6.44	6.13	(39)		48	bps
Efficiency ratio(10)	55.68	57.63	53.46	53.78	52.58	(195)		310
Operating efficiency ratio(11)	44.45	45.32	43.87	45.38	45.54	(87)		(109)
Effective income tax rate for continuing operations	18.4	20.7	22.1	22.6	20.7	(230)		(230)
Employees (period-end, in thousands)	51.5	50.8	50.8	52.0	51.7	1%		—%
Credit Quality Metrics
Allowance for credit losses	$11,308	$11,430	$11,573	$12,346	$14,017	(1)%		(19)%
Allowance coverage ratio	4.03%	4.12%	4.43%	4.95%	5.77%	(9)	bps	(174)	bps
Net charge-offs	$767	$527	$426	$541	$740	46%		4%
Net charge-off rate(12)	1.11%	0.79%	0.67%	0.88%	1.21%	32	bps	(10)	bps
30+ day performing delinquency rate	2.08	2.25	1.97	1.75	1.82	(17)		26
30+ day delinquency rate	2.21	2.41	2.13	1.89	1.98	(20)		23
Capital Ratios(13)
Common equity Tier 1 capital	12.7%	13.1%	13.8%	14.5%	14.6%	(40)	bps	(190)	bps
Tier 1 capital	14.1	14.5	15.7	16.6	16.2	(40)		(210)
Total capital	16.4	16.9	18.2	18.8	18.6	(50)		(220)
Tier 1 leverage	11.3	11.6	12.2	12.4	11.7	(30)		(40)
Tangible common equity (“TCE”)(14)	8.7	9.9	10.4	10.6	10.1	(120)		(140)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2022 Q1 vs.
	2022	2021	2021	2021	2021	2021	2021
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Interest income:
Loans, including loans held for sale	$6,367	$6,451	$6,205	$5,753	$5,854	(1)%	9%
Investment securities	402	368	317	370	391	9	3
Other	15	12	16	16	16	25	(6)
Total interest income	6,784	6,831	6,538	6,139	6,261	(1)	8
Interest expense:
Deposits	218	222	228	237	269	(2)	(19)
Securitized debt obligations	29	30	29	28	32	(3)	(9)
Senior and subordinated notes	131	121	116	122	129	8	2
Other borrowings	9	8	9	9	9	13	—
Total interest expense	387	381	382	396	439	2	(12)
Net interest income	6,397	6,450	6,156	5,743	5,822	(1)	10
Provision (benefit) for credit losses	677	381	(342)	(1,160)	(823)	78	**
Net interest income after provision for credit losses	5,720	6,069	6,498	6,903	6,645	(6)	(14)
Non-interest income:
Interchange fees, net	1,033	1,005	1,022	1,016	817	3	26
Service charges and other customer-related fees	400	435	407	384	352	(8)	14
Other	343	228	245	231	122	50	181
Total non-interest income	1,776	1,668	1,674	1,631	1,291	6	38
Non-interest expense:
Salaries and associate benefits	2,026	1,941	1,852	1,781	1,847	4	10
Occupancy and equipment	513	527	481	523	472	(3)	9
Marketing	918	999	751	620	501	(8)	83
Professional services	397	449	358	341	292	(12)	36
Communications and data processing	339	326	319	315	302	4	12
Amortization of intangibles	14	13	5	5	6	8	133
Other	344	423	420	381	320	(19)	8
Total non-interest expense	4,551	4,678	4,186	3,966	3,740	(3)	22
Income from continuing operations before income taxes	2,945	3,059	3,986	4,568	4,196	(4)	(30)
Income tax provision	542	633	882	1,031	869	(14)	(38)
Income from continuing operations, net of tax	2,403	2,426	3,104	3,537	3,327	(1)	(28)
Loss from discontinued operations, net of tax	—	(1)	—	(1)	(2)	**	**
Net income	2,403	2,425	3,104	3,536	3,325	(1)	(28)
Dividends and undistributed earnings allocated to participating securities(2)	(28)	(21)	(26)	(30)	(28)	33	—
Preferred stock dividends	(57)	(74)	(79)	(60)	(61)	(23)	(7)
Issuance cost for redeemed preferred stock(3)	—	(34)	(12)	—	—	**	—
Net income available to common stockholders	$2,318	$2,296	$2,987	$3,446	$3,236	1	(28)

						2022 Q1 vs.
	2022	2021	2021	2021	2021	2021	2021
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Basic earnings per common share:(2)
Net income from continuing operations	$5.65	$5.43	$6.81	$7.65	$7.06	4%	(20)%
Net income per basic common share	$5.65	$5.43	$6.81	$7.65	$7.06	4	(20)
Diluted earnings per common share:(2)
Net income from continuing operations	$5.62	$5.41	$6.78	$7.62	$7.03	4	(20)
Net income per diluted common share	$5.62	$5.41	$6.78	$7.62	$7.03	4	(20)
Weighted-average common shares outstanding (in millions):
Basic common shares	410.4	422.5	438.8	450.6	458.6	(3)	(11)
Diluted common shares	412.2	424.3	440.5	452.3	460.1	(3)	(10)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2022 Q1 vs.
	2022	2021	2021	2021	2021	2021	2021
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Assets:
Cash and cash equivalents:
Cash and due from banks	$5,107	$4,164	$5,444	$5,312	$4,670	23%	9%
Interest-bearing deposits and other short-term investments	21,697	17,582	21,180	29,534	45,825	23	(53)
Total cash and cash equivalents	26,804	21,746	26,624	34,846	50,495	23	(47)
Restricted cash for securitization investors	281	308	234	242	1,779	(9)	(84)
Securities available for sale	89,076	95,261	98,149	101,766	99,165	(6)	(10)
Loans held for investment:
Unsecuritized loans held for investment	257,505	252,468	238,475	226,130	219,182	2	17
Loans held in consolidated trusts	22,961	24,872	22,915	23,467	23,949	(8)	(4)
Total loans held for investment	280,466	277,340	261,390	249,597	243,131	1	15
Allowance for credit losses	(11,308)	(11,430)	(11,573)	(12,346)	(14,017)	(1)	(19)
Net loans held for investment	269,158	265,910	249,817	237,251	229,114	1	17
Loans held for sale	1,155	5,888	6,300	6,522	2,896	(80)	(60)
Premises and equipment, net	4,238	4,210	4,204	4,227	4,277	1	(1)
Interest receivable	1,479	1,460	1,418	1,372	1,380	1	7
Goodwill	14,784	14,782	14,652	14,654	14,654	—	1
Other assets	27,220	22,816	23,979	22,540	21,415	19	27
Total assets	$434,195	$432,381	$425,377	$423,420	$425,175	—	2

						2022 Q1 vs.
	2022	2021	2021	2021	2021	2021	2021
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Liabilities:
Interest payable	$261	$281	$241	$301	$288	(7)%	(9)%
Deposits:
Non-interest-bearing deposits	37,781	38,043	36,804	34,994	34,003	(1)	11
Interest-bearing deposits	275,648	272,937	269,134	271,314	276,325	1	—
Total deposits	313,429	310,980	305,938	306,308	310,328	1	1
Securitized debt obligations	13,740	14,994	12,635	10,561	12,071	(8)	14
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	594	820	825	845	842	(28)	(29)
Senior and subordinated notes	26,976	27,219	23,983	24,878	25,467	(1)	6
Other borrowings	4,048	53	58	59	70	**	**
Total other debt	31,618	28,092	24,866	25,782	26,379	13	20
Other liabilities	18,802	17,005	18,153	15,844	14,921	11	26
Total liabilities	377,850	371,352	361,833	358,796	363,987	2	4

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	34,286	34,112	35,051	35,472	33,671	1	2
Retained earnings	53,099	51,006	48,944	46,461	43,167	4	23
Accumulated other comprehensive income (loss)	(4,093)	374	1,360	1,792	1,783	**	**
Treasury stock, at cost	(26,954)	(24,470)	(21,818)	(19,108)	(17,440)	10	55
Total stockholders’ equity	56,345	61,029	63,544	64,624	61,188	(8)	(8)
Total liabilities and stockholders’ equity	$434,195	$432,381	$425,377	$423,420	$425,175	—	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $192 million in Q1 2022, $151 million in Q4 2021, $123 million in Q3 2021, $175 million in Q2 2021 and $180 million in Q1 2021 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)On September 1, 2021, we redeemed all outstanding shares of our fixed-to-floating rate non-cumulative perpetual preferred stock Series E, which reduced our net income available to common shareholders by $12 million in Q3 2021. On December 1, 2021, we redeemed all outstanding shares of our fixed rate 5.20% non-cumulative perpetual preferred stock Series G, and our fixed rate 6.00% non-cumulative perpetual preferred stock Series H, which together reduced our net income available to common shareholders by $34 million in Q4 2021.
(4)Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(5)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(6)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average tangible common equity (“TCE”). Our calculation of return on average TCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(13)Capital ratios as of the end of Q1 2022 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(14)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2022 Q1			2021 Q4			2021 Q1
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$279,022	$6,367	9.13%	$272,805	$6,451	9.46%	$246,675	$5,854	9.49%
Investment securities	94,700	402	1.70	96,421	368	1.53	98,296	391	1.59
Cash equivalents and other	20,360	15	0.29	21,642	12	0.22	43,601	16	0.15
Total interest-earning assets	$394,082	$6,784	6.89	$390,868	$6,831	6.99	$388,572	$6,261	6.45
Interest-bearing liabilities:
Interest-bearing deposits	$271,823	$218	0.32	$269,951	$222	0.33	$273,358	$269	0.39
Securitized debt obligations	13,740	29	0.84	13,775	30	0.87	12,240	32	1.05
Senior and subordinated notes	26,481	131	1.98	25,454	121	1.90	26,968	129	1.91
Other borrowings and liabilities	3,633	9	1.00	2,279	8	1.50	2,210	9	1.62
Total interest-bearing liabilities	$315,677	$387	0.49	$311,459	$381	0.49	$314,776	$439	0.56
Net interest income/spread		$6,397	6.40		$6,450	6.50		$5,822	5.89
Impact of non-interest-bearing funding			0.09			0.10			0.10
Net interest margin			6.49%			6.60%			5.99%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2022 Q1 vs.
	2022	2021	2021	2021	2021	2021	2021
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$107,987	$108,723	$99,258	$95,309	$91,099	(1)%	19%
International card businesses	5,975	6,049	5,772	5,708	8,028	(1)	(26)
Total credit card	113,962	114,772	105,030	101,017	99,127	(1)	15
Consumer banking:
Auto	78,604	75,779	74,716	71,713	67,059	4	17
Retail banking	1,726	1,867	2,396	3,046	3,143	(8)	(45)
Total consumer banking	80,330	77,646	77,112	74,759	70,202	3	14
Commercial banking:
Commercial and multifamily real estate	34,354	35,262	33,096	29,616	30,008	(3)	14
Commercial and industrial	51,820	49,660	46,152	44,205	43,794	4	18
Total commercial banking	86,174	84,922	79,248	73,821	73,802	1	17
Total loans held for investment	$280,466	$277,340	$261,390	$249,597	$243,131	1	15
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$105,536	$102,717	$96,309	$91,535	$92,594	3%	14%
International card businesses	5,944	5,871	5,737	8,139	7,940	1	(25)
Total credit card	111,480	108,588	102,046	99,674	100,534	3	11
Consumer banking:
Auto	76,892	75,284	73,296	69,543	66,185	2	16
Retail banking	1,797	2,160	2,700	3,162	3,049	(17)	(41)
Total consumer banking	78,689	77,444	75,996	72,705	69,234	2	14
Commercial banking:
Commercial and multifamily real estate	34,671	33,591	30,314	30,124	29,856	3	16
Commercial and industrial	50,502	47,536	44,745	43,960	44,313	6	14
Total commercial banking	85,173	81,127	75,059	74,084	74,169	5	15
Total average loans held for investment	$275,342	$267,159	$253,101	$246,463	$243,937	3	13

						2022 Q1 vs.
	2022	2021	2021	2021	2021	2021		2021
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	2.12%	1.49%	1.36%	2.28%	2.54%	63	bps	(42)	bps
International card businesses	3.20	0.14	2.72	2.41	2.30	306		90
Total credit card	2.18	1.42	1.43	2.29	2.52	76		(34)
Consumer banking:
Auto	0.66	0.58	0.18	(0.12)	0.47	8		19
Retail banking	4.31	6.69	2.45	1.41	1.68	(238)		263
Total consumer banking	0.75	0.75	0.27	(0.06)	0.52	—		23
Commercial banking:
Commercial and multifamily real estate	—	—	0.01	0.04	0.06	—		(6)
Commercial and industrial	0.11	(0.03)	0.07	(0.21)	0.11	14		—
Total commercial banking	0.06	(0.02)	0.05	(0.11)	0.09	8		(3)
Total net charge-offs	1.11	0.79	0.67	0.88	1.21	32		(10)
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	2.32%	2.22%	1.93%	1.68%	2.24%	10	bps	8	bps
International card businesses	3.58	3.42	3.27	2.89	2.51	16		107
Total credit card	2.38	2.28	2.00	1.75	2.26	10		12
Consumer banking:
Auto	3.85	4.32	3.65	3.26	3.12	(47)		73
Retail banking	0.74	1.92	1.15	0.79	1.02	(118)		(28)
Total consumer banking	3.78	4.26	3.58	3.16	3.03	(48)		75
Nonperforming Loans and Nonperforming Assets Rates(1)(2)
Credit card:
International card businesses	0.14%	0.16%	0.16%	0.20%	0.17%	(2)	bps	(3)	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—
Consumer banking:
Auto	0.41	0.45	0.36	0.29	0.29	(4)		12
Retail banking	2.63	2.51	2.20	1.75	1.16	12		147
Total consumer banking	0.46	0.50	0.42	0.35	0.33	(4)		13
Commercial banking:
Commercial and multifamily real estate	0.98	1.09	0.87	1.02	0.78	(11)		20
Commercial and industrial	0.69	0.64	0.68	1.03	1.02	5		(33)
Total commercial banking	0.81	0.82	0.76	1.03	0.92	(1)		(11)
Total nonperforming loans	0.38	0.40	0.35	0.41	0.38	(2)		—
Total nonperforming assets	0.40	0.41	0.37	0.43	0.40	(1)		—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended March 31, 2022
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2021	$7,968	$377	$8,345	$1,852	$66	$1,918	$1,167	$11,430
Charge-offs	(867)	(88)	(955)	(326)	(23)	(349)	(17)	(1,321)
Recoveries	308	40	348	199	4	203	3	554
Net charge-offs	(559)	(48)	(607)	(127)	(19)	(146)	(14)	(767)
Provision (benefit) for credit losses	559	(14)	545	127	3	130	(27)	648
Allowance build (release) for credit losses	—	(62)	(62)	—	(16)	(16)	(41)	(119)
Other changes(3)	—	(3)	(3)	—	—	—	—	(3)
Balance as of March 31, 2022	7,968	312	8,280	1,852	50	1,902	1,126	11,308
Reserve for unfunded lending commitments:
Balance as of December 31, 2021	—	—	—	—	—	—	165	165
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	35	35
Balance as of March 31, 2022	—	—	—	—	—	—	200	200
Combined allowance and reserve as of March 31, 2022	$7,968	$312	$8,280	$1,852	$50	$1,902	$1,326	$11,508

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended March 31, 2022
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(4)	Other(4)	Total
Net interest income (loss)	$3,839	$2,113	$607	$(162)	$6,397
Non-interest income (loss)	1,458	105	277	(64)	1,776
Total net revenue (loss)	5,297	2,218	884	(226)	8,173
Provision (benefit) for credit losses	545	130	8	(6)	677
Non-interest expense	2,783	1,236	488	44	4,551
Income (loss) from continuing operations before income taxes	1,969	852	388	(264)	2,945
Income tax provision (benefit)	469	202	92	(221)	542
Income (loss) from continuing operations, net of tax	$1,500	$650	$296	$(43)	$2,403

	Three Months Ended December 31, 2021
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(4)	Other(4)	Total
Net interest income (loss)	$3,865	$2,158	$595	$(168)	$6,450
Non-interest income (loss)	1,261	142	345	(80)	1,668
Total net revenue (loss)	5,126	2,300	940	(248)	8,118
Provision (benefit) for credit losses	423	2	(44)	—	381
Non-interest expense	2,799	1,285	520	74	4,678
Income (loss) from continuing operations before income taxes	1,904	1,013	464	(322)	3,059
Income tax provision (benefit)	451	239	109	(166)	633
Income (loss) from continuing operations, net of tax	$1,453	$774	$355	$(156)	$2,426

	Three Months Ended March 31, 2021
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(4)	Other(4)	Total
Net interest income (loss)	$3,372	$2,030	$520	$(100)	$5,822
Non-interest income (loss)	1,029	141	240	(119)	1,291
Total net revenue (loss)	4,401	2,171	760	(219)	7,113
Provision (benefit) for credit losses	(492)	(126)	(203)	(2)	(823)
Non-interest expense	2,135	1,117	419	69	3,740
Income (loss) from continuing operations before income taxes	2,758	1,180	544	(286)	4,196
Income tax provision (benefit)	653	278	128	(190)	869
Income (loss) from continuing operations, net of tax	$2,105	$902	$416	$(96)	$3,327

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2022 Q1 vs.
	2022	2021	2021	2021	2021	2021		2021
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Credit Card
Earnings:
Net interest income	$3,839	$3,865	$3,620	$3,217	$3,372	(1)%		14%
Non-interest income	1,458	1,261	1,263	1,253	1,029	16		42
Total net revenue	5,297	5,126	4,883	4,470	4,401	3		20
Provision (benefit) for credit losses	545	423	(198)	(635)	(492)	29		**
Non-interest expense	2,783	2,799	2,424	2,263	2,135	(1)		30
Income from continuing operations before income taxes	1,969	1,904	2,657	2,842	2,758	3		(29)
Income tax provision	469	451	627	672	653	4		(28)
Income from continuing operations, net of tax	$1,500	$1,453	$2,030	$2,170	$2,105	3		(29)
Selected performance metrics:
Period-end loans held for investment	$113,962	$114,772	$105,030	$101,017	$99,127	(1)		15
Average loans held for investment	111,480	108,588	102,046	99,674	100,534	3		11
Average yield on loans outstanding(5)	14.97%	14.94%	14.88%	14.04%	14.49%	3	bps	48	bps
Total net revenue margin(6)	18.56	18.11	18.33	17.59	17.17	45		139
Net charge-off rate	2.18	1.42	1.43	2.29	2.52	76		(34)
30+ day performing delinquency rate	2.38	2.28	2.00	1.75	2.26	10		12
30+ day delinquency rate	2.39	2.29	2.00	1.75	2.27	10		12
Nonperforming loan rate(1)	0.01	0.01	0.01	0.01	0.01	—		—
Purchase volume(7)	$133,662	$149,982	$136,614	$132,676	$108,333	(11)%		23%

						2022 Q1 vs.
	2022	2021	2021	2021	2021	2021	2021
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Domestic Card
Earnings:
Net interest income	$3,620	$3,558	$3,319	$2,944	$3,095	2%	17%
Non-interest income	1,248	1,190	1,200	1,183	959	5	30
Total net revenue	4,868	4,748	4,519	4,127	4,054	3	20
Provision (benefit) for credit losses	559	384	(200)	(561)	(491)	46	**
Non-interest expense	2,564	2,564	2,191	2,034	1,923	—	33
Income from continuing operations before income taxes	1,745	1,800	2,528	2,654	2,622	(3)	(33)
Income tax provision	414	424	597	626	619	(2)	(33)
Income from continuing operations, net of tax	$1,331	$1,376	$1,931	$2,028	$2,003	(3)	(34)
Selected performance metrics:
Period-end loans held for investment	$107,987	$108,723	$99,258	$95,309	$91,099	(1)	19
Average loans held for investment	105,536	102,717	96,309	91,535	92,594	3	14
Average yield on loans outstanding(5)	14.82%	14.86%	14.80%	13.91%	14.34%	(4) bps	48	bps
Total net revenue margin(6)	18.28	18.14	18.40	17.66	17.15	14	113
Net charge-off rate	2.12	1.49	1.36	2.28	2.54	63	(42)
30+ day performing delinquency rate	2.32	2.22	1.93	1.68	2.24	10	8
Purchase volume(7)	$126,284	$138,825	$126,057	$122,456	$99,960	(9)%	26%
Refreshed FICO scores:(8)
Greater than 660	70%	71%	71%	72%	70%	(1)	—
660 or below	30	29	29	28	30	1	—
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2022 Q1 vs.
	2022	2021	2021	2021	2021	2021		2021
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Consumer Banking
Earnings:
Net interest income	$2,113	$2,158	$2,159	$2,101	$2,030	(2)%		4%
Non-interest income	105	142	127	144	141	(26)		(26)
Total net revenue	2,218	2,300	2,286	2,245	2,171	(4)		2
Provision (benefit) for credit losses	130	2	(91)	(306)	(126)	**		**
Non-interest expense	1,236	1,285	1,186	1,123	1,117	(4)		11
Income from continuing operations before income taxes	852	1,013	1,191	1,428	1,180	(16)		(28)
Income tax provision	202	239	282	337	278	(15)		(27)
Income from continuing operations, net of tax	$650	$774	$909	$1,091	$902	(16)		(28)
Selected performance metrics:
Period-end loans held for investment	$80,330	$77,646	$77,112	$74,759	$70,202	3		14
Average loans held for investment	78,689	77,444	75,996	72,705	69,234	2		14
Average yield on loans held for investment(5)	7.17%	7.55%	7.78%	7.99%	8.16%	(38)	bps	(99)	bps
Auto loan originations	$11,713	$9,721	$11,570	$12,959	$8,833	20%		33%
Period-end deposits	258,359	256,407	252,387	251,155	254,001	1		2
Average deposits	255,265	253,372	251,307	252,488	249,499	1		2
Average deposits interest rate	0.29%	0.30%	0.30%	0.31%	0.36%	(1)	bps	(7)	bps
Net charge-off (recovery) rate	0.75	0.75	0.27	(0.06)	0.52	—		23
30+ day performing delinquency rate	3.78	4.26	3.58	3.16	3.03	(48)		75
30+ day delinquency rate	4.13	4.66	3.88	3.40	3.25	(53)		88
Nonperforming loan rate(1)	0.46	0.50	0.42	0.35	0.33	(4)		13
Nonperforming asset rate(2)	0.52	0.56	0.47	0.40	0.39	(4)		13
Auto—At origination FICO scores:(9)
Greater than 660	51%	50%	49%	48%	47%	1%		4%
621 - 660	20	20	20	20	20	—		—
620 or below	29	30	31	32	33	(1)		(4)
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2022 Q1 vs.
	2022	2021	2021	2021	2021	2021		2021
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Commercial Banking
Earnings:
Net interest income	$607	$595	$578	$460	$520	2%		17%
Non-interest income	277	345	306	257	240	(20)		15
Total net revenue(6)	884	940	884	717	760	(6)		16
Provision (benefit) for credit losses	8	(44)	(53)	(219)	(203)	**		**
Non-interest expense	488	520	459	417	419	(6)		16
Income from continuing operations before income taxes	388	464	478	519	544	(16)		(29)
Income tax provision	92	109	113	123	128	(16)		(28)
Income from continuing operations, net of tax	$296	$355	$365	$396	$416	(17)		(29)
Selected performance metrics:
Period-end loans held for investment	$86,174	$84,922	$79,248	$73,821	$73,802	1		17
Average loans held for investment	85,173	81,127	75,059	74,084	74,169	5		15
Average yield on loans held for investment(4)(5)	2.66%	2.71%	2.77%	2.72%	2.76%	(5)	bps	(10)	bps
Period-end deposits	$45,232	$44,809	$43,347	$42,973	$41,552	1%		9%
Average deposits	45,008	44,206	42,729	42,311	40,107	2		12
Average deposits interest rate	0.12%	0.12%	0.15%	0.14%	0.18%	—		(6)	bps
Net charge-off (recovery) rate	0.06	(0.02)	0.05	(0.11)	0.09	8	bps	(3)
Nonperforming loan rate(1)	0.81	0.82	0.76	1.03	0.92	(1)		(11)
Nonperforming asset rate(2)	0.81	0.82	0.76	1.03	0.92	(1)		(11)
Risk category:(10)
Noncriticized	$80,586	$79,014	$73,218	$67,481	$66,299	2%		22%
Criticized performing	4,893	5,209	5,429	5,581	6,821	(6)		(28)
Criticized nonperforming	695	699	601	759	682	(1)		2
Total commercial banking loans	$86,174	$84,922	$79,248	$73,821	$73,802	1		17
Risk category as a percentage of period-end loans held for investment:(10)
Noncriticized	93.5%	93.1%	92.3%	91.4%	89.9%	40	bps	360	bps
Criticized performing	5.7	6.1	6.9	7.6	9.2	(40)		(350)
Criticized nonperforming	0.8	0.8	0.8	1.0	0.9	—		(10)
Total commercial banking loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2022 Q1 vs.
	2022	2021	2021	2021	2021	2021	2021
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Other
Earnings:
Net interest loss	$(162)	$(168)	$(201)	$(35)	$(100)	(4)%	62%
Non-interest loss	(64)	(80)	(22)	(23)	(119)	(20)	(46)
Total net loss(4)	(226)	(248)	(223)	(58)	(219)	(9)	3
Benefit for credit losses	(6)	—	—	—	(2)	**	**
Non-interest expense(11)	44	74	117	163	69	(41)	(36)
Loss from continuing operations before income taxes	(264)	(322)	(340)	(221)	(286)	(18)	(8)
Income tax benefit	(221)	(166)	(140)	(101)	(190)	33	16
Loss from continuing operations, net of tax	$(43)	$(156)	$(200)	$(120)	$(96)	(72)	(55)
Selected performance metrics:
Period-end deposits	$9,838	$9,764	$10,204	$12,180	$14,775	1	(33)
Average deposits	9,324	9,694	10,999	13,418	15,450	(4)	(40)
Total
Earnings:
Net interest income	$6,397	$6,450	$6,156	$5,743	$5,822	(1)%	10%
Non-interest income	1,776	1,668	1,674	1,631	1,291	6	38
Total net revenue	8,173	8,118	7,830	7,374	7,113	1	15
Provision (benefit) for credit losses	677	381	(342)	(1,160)	(823)	78	**
Non-interest expense	4,551	4,678	4,186	3,966	3,740	(3)	22
Income from continuing operations before income taxes	2,945	3,059	3,986	4,568	4,196	(4)	(30)
Income tax provision	542	633	882	1,031	869	(14)	(38)
Income from continuing operations, net of tax	$2,403	$2,426	$3,104	$3,537	$3,327	(1)	(28)
Selected performance metrics:
Period-end loans held for investment	$280,466	$277,340	$261,390	$249,597	$243,131	1	15
Average loans held for investment	275,342	267,159	253,101	246,463	243,937	3	13
Period-end deposits	313,429	310,980	305,938	306,308	310,328	1	1
Average deposits	309,597	307,272	305,035	308,217	305,056	1	1

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.
(2)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(3)Primarily represents foreign currency translation adjustments.
(4)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(5)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing.
(6)Total net revenue margin is calculated based on total net revenue for the period divided by average loans outstanding during the period.
(7)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(8)Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(9)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(10)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(11)Includes charges incurred as a result of restructuring activities.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Regulatory Capital Metrics
Common equity excluding AOCI	$57,390	$58,206	$58,705	$58,969	$57,607
Adjustments:
AOCI, net of tax(2)	(20)	(23)	(33)	(5)	(13)
Goodwill, net of related deferred tax liabilities	(14,559)	(14,562)	(14,435)	(14,440)	(14,444)
Intangible assets, net of related deferred tax liabilities	(94)	(108)	(84)	(76)	(81)
Other	(16)	(12)	(15)	(16)	(18)
Common equity Tier 1 capital	$42,701	$43,501	$44,138	$44,432	$43,051
Tier 1 capital	$47,547	$48,346	$50,049	$50,920	$47,898
Total capital(3)	55,059	56,089	57,851	57,932	54,780
Risk-weighted assets	336,739	332,673	318,729	307,334	295,209
Adjusted average assets(4)	418,957	415,141	411,216	411,032	408,596
Capital Ratios
Common equity Tier 1 capital(5)	12.7%	13.1%	13.8%	14.5%	14.6%
Tier 1 capital(6)	14.1	14.5	15.7	16.6	16.2
Total capital(7)	16.4	16.9	18.2	18.8	18.6
Tier 1 leverage(4)	11.3	11.6	12.2	12.4	11.7
Tangible common equity (“TCE”)(8)	8.7	9.9	10.4	10.6	10.1

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2022	2021	2021	2021	2021
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1
Adjusted diluted EPS:
Net income available to common stockholders (GAAP)	$2,318	$2,296	$2,987	$3,446	$3,236
Legal reserve activity, including insurance recoveries	—	—	45	55	—
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	2,318	2,296	3,032	3,501	3,236
Income tax impacts	—	—	(11)	(13)	—
Adjusted net income available to common stockholders (non-GAAP)	$2,318	$2,296	$3,021	$3,488	$3,236

Diluted weighted-average common shares outstanding (in millions) (GAAP)	412.2	424.3	440.5	452.3	460.1

Diluted EPS (GAAP)	$5.62	$5.41	$6.78	$7.62	$7.03
Impact of adjustments noted above	—	—	0.08	0.09	—
Adjusted diluted EPS (non-GAAP)	$5.62	$5.41	$6.86	$7.71	$7.03

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$4,551	$4,678	$4,186	$3,966	$3,740
Legal reserve activity, including insurance recoveries	—	—	(45)	(55)	—
Adjusted non-interest expense (non-GAAP)	$4,551	$4,678	$4,141	$3,911	$3,740

Total net revenue (GAAP)	$8,173	$8,118	$7,830	$7,374	$7,113

Efficiency ratio (GAAP)	55.68%	57.63%	53.46%	53.78%	52.58%
Impact of adjustments noted above	—	—	(57)bps	(74)bps	—
Adjusted efficiency ratio (non-GAAP)	55.68%	57.63%	52.89%	53.04%	52.58%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$3,633	$3,679	$3,435	$3,346	$3,239
Legal reserve activity, including insurance recoveries	—	—	(45)	(55)	—
Adjusted operating expense (non-GAAP)	$3,633	$3,679	$3,390	$3,291	$3,239

Total net revenue (GAAP)	$8,173	$8,118	$7,830	$7,374	$7,113

Operating efficiency ratio (GAAP)	44.45%	45.32%	43.87%	45.38%	45.54%

	2022	2021	2021	2021	2021
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1
Impact of adjustments noted above	—	—	(57)bps	(75)bps	—
Adjusted operating efficiency ratio (non-GAAP)	44.45%	45.32%	43.30%	44.63%	45.54%

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2022	2021	2021	2021	2021
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Tangible Common Equity (Period-End)
Stockholders’ equity	$56,345	$61,029	$63,544	$64,624	$61,188
Goodwill and intangible assets(9)	(14,883)	(14,907)	(14,766)	(14,774)	(14,789)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(5,912)	(6,488)	(4,847)
Tangible common equity	$36,617	$41,277	$42,866	$43,362	$41,552
Tangible Common Equity (Average)
Stockholders’ equity	$59,437	$62,498	$64,682	$62,376	$60,623
Goodwill and intangible assets(9)	(14,904)	(14,847)	(14,777)	(14,788)	(14,807)
Noncumulative perpetual preferred stock	(4,845)	(5,552)	(6,452)	(5,491)	(4,847)
Tangible common equity	$39,688	$42,099	$43,453	$42,097	$40,969
Tangible Assets (Period-End)
Total assets	$434,195	$432,381	$425,377	$423,420	$425,175
Goodwill and intangible assets(9)	(14,883)	(14,907)	(14,766)	(14,774)	(14,789)
Tangible assets	$419,312	$417,474	$410,611	$408,646	$410,386
Tangible Assets (Average)
Total assets	$430,372	$427,845	$424,506	$424,099	$421,808
Goodwill and intangible assets(9)	(14,904)	(14,847)	(14,777)	(14,788)	(14,807)
Tangible assets	$415,468	$412,998	$409,729	$409,311	$407,001
__________
(1)Regulatory capital metrics and capital ratios as of March 31, 2022 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI as permitted under the Tailoring Rules.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Includes impact of related deferred taxes.